UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 13, 2016

MACQUARIE LEASING PTY LIMITED

(Exact name of Registrant, Depositor and Sponsor as specified in its charter)

Central Index Key Number of Registrant and Sponsor: 0001549785

Commission File Number of Registrant and Sponsor: 333-207127

SMART ABS SERIES 2016-2US TRUST

(Exact name of Issuing Entity as specified in its respective charter)

Central Index Key Number of Issuing Entity: 0001685342

Commission File Number of Issuing Entity: 333-207127-01

Australia	98-6080053
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

Level 3 9 Hunter Street Sydney, NSW 2000, Australia	Not Applicable
(Address of principal executive offices)	(Zip Code)

+ 61 (2) 8232-3333

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

In connection with the issuance and sale of the US$ Notes described in the Prospectus dated October 6, 2016, the Registrant is filing the documents listed in Item 9.01(d) below.

Item 9.01 Financial Statement and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits:

Exhibit No.	Document Description

5.1	Opinion of Allen & Overy with respect to legality

8.1	Opinion of Mayer Brown LLP with respect to certain tax matters

8.2	Opinion of Allen & Overy with respect to certain tax matters

23.1	Consent of Mayer Brown LLP (included in Exhibit 8.1 hereof)

23.2	Consent of Allen & Overy (included in Exhibits 5.1 and 8.2 and 99.1 hereof)

99.1	Opinion of Allen & Overy as to Enforceability of U.S. Judgments under Australian Law

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MACQUARIE LEASING PTY LIMITED

By:	/s/ Karleen Munns
Name: Karleen Munns
Title: Director

Date: October 13, 2016

EXHIBITS INDEX

Exhibit No.	Document Description

5.1	Opinion of Allen & Overy with respect to legality

8.1	Opinion of Mayer Brown LLP with respect to certain tax matters

8.2	Opinion of Allen & Overy with respect to certain tax matters

23.1	Consent of Mayer Brown LLP (included in Exhibit 8.1 hereof)

23.2	Consent of Allen & Overy (included in Exhibits 5.1 and 8.2 and 99.1 hereof)

99.1	Opinion of Allen & Overy as to Enforceability of U.S. Judgments under Australian Law